Real Estate Transaction	9 Months Ended
Sep. 30, 2014
Real Estate [Abstract]
Real Estate Transaction

Note 11 – Real Estate Transaction

On March 1, 2014, the Company executed a 15 year master lease on the building occupied by the Company’s hospital subsidiary in San Antonio, Texas for an annual rent of $2.3 million with annual escalations of 3%. The current lease income on the underlying sub-lease is approximately $2.1 million per year which includes the rent paid by FBH SA. The master lease is an operating lease. In conjunction with the master lease and certain other agreements with the landlord, the Company received $4.1 million at the time of the lease. Given the disparity between the annual rent expense under the master lease and the rental income of the underlying sub-lease, the cash received at the execution of the lease was deferred and will be recorded on a straight-line basis as a reduction in the rent expense under the master lease.